UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

ALTC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40583	86-2292473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

(212) 380-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, par value $0.0001 per share	ALCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the special meeting of the stockholders of AltC Acquisition Corp. (the “Company”) held on October 5, 2023 (the “Special Meeting”), a total of 49,463,254 (77.35%) of the Company’s issued and outstanding common stock, which consists of all Class A and Class B common stock held of record at the close of business on September 1, 2023, the record date for the Special Meeting, were represented in person online or by proxy, which constituted a quorum.

The stockholders of the Company (the “Stockholders”) voted on the proposal to adopt an amendment (the “Extension Amendment Proposal”), which is described in more detail in the definitive proxy statement of the Company filed with the Securities and Exchange Commission on September 14, 2023 (the “Proxy Statement”), to the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) from October 12, 2023 to July 12, 2024 (or such earlier date as determined by the Company’s board of directors) (the “Charter Amendment”).

The final voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain	Broker Non-Votes
49,258,435	22,326	182,493	N/A

As there were sufficient votes to approve the Extension Amendment Proposal, the “Adjournment Proposal” described in the Proxy Statement was not presented to the Stockholders.

The Extension will not be effective until the Charter Amendment has been filed with the Secretary of State of the State of Delaware. The board of directors of the Company retains the right to abandon and not implement the Extension at any time without any further action by the Stockholders.

Item 8.01. Other Events.

On October 5, 2023, the Company issued a press release announcing that (i) the Stockholders have approved the Extension Amendment Proposal and (ii) the Company has determined to extend the time redeeming Stockholders have to reverse their redemption elections from 5:00 p.m. on October 3, 2023 until 5:00 p.m., Eastern Time, on October 11, 2023.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 5, 2023.
104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2023

ALTC ACQUISITION CORP.

By:	/s/ Jay Taragin
Name:	Jay Taragin
Title:	Chief Financial Officer